UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive, San Jose, Suite 200, CA 95110

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 988-7339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment of Employee Stock Purchase Plan

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of InvenSense, Inc. (the “Company”) held on September 9, 2015, the Company stockholders approved an amendment to the Company’s Employee Stock Purchase Plan (the “Amended ESPP”) to increase the number of shares of common stock reserved under the plan for future issuance by 1,000,000 shares. The Board and the Compensation Committee previously approved the Amended ESPP, subject to such stockholder approval. The Company’s executive officers are eligible to participate in the Amended ESPP.

Summaries of the Amended ESPP are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 27, 2015 (the “Proxy Statement”). Those summaries and the above descriptions of the Amended ESPP do not purport to be complete and are qualified in their entirety by reference to the Amended ESPP, which is filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on September 9, 2015, the Company stockholders voted on the following four proposals and cast their votes as set forth below:

Proposal 1: To elect three directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are elected.

Directors	For	Withheld	Broker Non-Votes
Jon Olson	32,058,923	406,716	40,336,432
Amit Shah	30,533,891	1,931,748	40,336,432
Yunbei “Ben” Yu	30,636,739	1,828,900	40,336,432

Proposal 2: To approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
15,794,779	16,473,286	197,574	40,336,432

Proposal 3: To amend the Company’s 2013 Employee Stock Purchase Plan to increase the number of shares authorized for employee purchases by one million shares.

For	Against	Abstain	Broker Non-Votes
31,442,628	915,283	107,728	40,336,432

Proposal 4: To ratify the selection by the audit committee of the Company’s board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending April 3, 2016.

For	Against	Abstain	Broker Non-Votes
71,477,857	866,306	457,908	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	InvenSense, Inc. 2013 Employee Stock Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015

INVENSENSE, INC.

By:	/s/ Mark Dentinger
Mark Dentinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	InvenSense, Inc. 2013 Employee Stock Purchase Plan, as amended